Exhibit 21
                         THERMO INSTRUMENT SYSTEMS INC.

                         Subsidiaries of the Registrant

        As of February 20, 1998, the Registrant owned the following subsidiaries:


                                                         STATE OR
                                                       JURISDICTION   PERCENT
                          NAME                              OF           OF
                                                      INCORPORATION  OWNERSHIP

        Analytical Instrument Development, Inc.       Pennsylvania      100
        Eberline Instrument Company Limited           United Kingdom    100
        Eberline Instrument Corporation               New Mexico        100
        Epsilon Industrial Inc.                       Texas             100
        ESM Eberline Instruments Strahlen             Germany           100
         - und Umweltmesstechnik GmbH
        Fisons Instruments Vertriebs GmbH             Germany           100
           Gebruder Haake GmbH                        Germany           100
        Gas Tech Inc.                                 California        100
           Gas Tech Australia, Pty. Ltd.              Australia          50*
           Gas Tech Partnership                       California         50*
           Gastech Instruments Canada Ltd.            Canada            100
        Life Sciences International Limited           United Kingdom    100
           Comdate Services Limited                   England           100
             Lipshaw Limited                          England           100
             Luckham Limited                          England           100
             Phicom Limited                           England           100
             Shandon Scientific Limited               England           100
             Southions Investments Limited            England           100
             Sungel Puntar Rubber Estate Limited      England           100
             Westions Limited                         England           100
             Whale Scientific Limited                 England           100
           Helmet Securities Limited                  England           100
             Life Sciences International GmbH         Germany           100
             Life Sciences International Kft          Hungary           100
             Life Sciences International SNC          France            100
                Life Sciences International           France            100
                 (France) SA
                Shandon SA                            France            100
             Life Sciences International, Inc.        Pennsylvania      100
             LSI North America Service Inc.           Delaware          100
             Shandon, Inc.                            Pennsylvania      100
                Alko Diagnostic Corporation           Massachusetts     100
                E-C Apparatus Corporation             Florida           100
                Whale Scientific, Inc.                Colorado          100
             Life Sciences International Holdings BV  Netherlands       100
                Biosystems Oy                         Finland           100
                Life Sciences International           Poland            100
                 (Poland) SP z O.O
           Angela Scientific Instruments Limited      England           100
           Britlowes Limited                          England           100

                                                                     PAGE 1
                         THERMO INSTRUMENT SYSTEMS INC.

                         Subsidiaries of the Registrant

                                                         STATE OR
                                                       JURISDICTION   PERCENT
                          NAME                              OF           OF
                                                      INCORPORATION  OWNERSHIP

           Commendstar Limited                        England           100
           Consumer & Video Holdings Limited          England           100
             Video Communications Limited             England           100
           Greensecure Projects Limited               England           100
           Labsystems Europe GA                       Spain             100
           Labsystems Ges mbH                         Austria           100
             LSI (US) Inc.                            Delaware          100
           Omnigene Limited                           England            59
           Shandon Southern Instruments Limited       England           100
           Shenbridge Limited                         England           100
           Southern Instruments Holdings Limited      England           100
        Metrika Systems Corporation                   Delaware           60**
           Eberline Radiometrie GmbH                  Germany           100
           Eberline Radiometrie S.A.                  France            100
           Gamma-Metrics                              California        100
             Gamma-Metrics International F.S.C. Inc.  Guam              100
           Radiometrie U.S.A., Inc.                   California        100
           Thermo Instrument Systems Limited          United Kingdom    100
        National Nuclear Corporation                  California        100
        ONIX Systems Inc.                             Delaware           87**
           Brandt Instruments, Inc.                   Delaware          100
           CAC Inc.                                   Delaware          100
             Flow Automation Inc.                     Texas             100
             Thermo Instrument Controls de Mexico,    Mexico            100
              S.A. de C.V.
             (1% of which shares are owned directly
              by ONIX Systems Inc.)
             VG Gas Analysis Systems Inc.             Massachusetts     100
           Houston Atlas Inc.                         Texas             100
           ONIX Holdings Limited                      England           100
             CAC Limited                              United Kingdom    100
             Flow Automation (UK) Limited             United Kingdom    100
             VG Gas Analysis Limited                  United Kingdom    100
             Peek Measurement Limited                 England           100
                Peek Environmental Limited            England           100
                Sarasota Data Products Limited        England           100
                Sarasota Instrumentation Limited      England           100
           Peek Measurement, Inc.                     Texas             100
           TN Spectrace Europe B.V.                   Netherlands       100
           TN Technologies Inc.                       Texas             100
             Kay-Ray/Sensall, Inc.                    Delaware          100
             TN Technologies Canada Inc.              Canada            100
           Westronics Inc.                            Texas             100
        Optek-Nicolet Holdings Inc.                   Wisconsin         100

                                                                        PAGE 2
                         THERMO INSTRUMENT SYSTEMS INC.

                         Subsidiaries of the Registrant

                                                         STATE OR
                                                       JURISDICTION   PERCENT
                          NAME                              OF           OF
                                                      INCORPORATION  OWNERSHIP

           Thermo Optek Corporation                   Delaware           91**
           (additionally, 1.47% of the shares are
            owned directly by The Thermo Electron
            Companies Inc.)
             Spectronic Instruments, Inc.             Delaware          100
                SLM International Inc.                Illinois          100
             Thermo Jarrell Ash Corporation           Massachusetts     100
                ARL Applied Research Laboratories     Switzerland       100
                 S.A.
                  Fisons Instruments (Proprietary)    South Africa      100
                   Limited
                  Thermo Optek Wissenschaftliche      Austria           100
                   Gerate GesmbH
                Baird Do Brazil Representacoes Ltda.  Brazil            100
                Beijing Baird Analytical Instrument   China             100
                 Technology Co. Limited
                Cahn Instrument Corporation           Wisconsin         100
                  Mattson Instruments Limited         United Kingdom    100
                  Thermo Elemental Limited            United Kingdom    100
                  Thermo Optek Limited                United Kingdom    100
                     Unicam Limited                   United Kingdom    100
                       Unicam Export Limited          United Kingdom    100
                  Unicam Analytical Technology        Netherlands       100
                   Netherlands B.V.
                  Unicam Italia SpA                   Italy             100
                  Unicam S.A.                         Belgium           100
                Fisons Instruments Nordic AB          Sweden            100
                Nicolet Instrument Corporation        Wisconsin         100
                  Nicolet Japan K.K.                  Japan             100
                  Spectra-Tech, Inc.                  Wisconsin         100
                  Spectra-Tech, Europe Limited        United Kingdom    100
                Nicolet Instrument GmbH               Germany           100
                Optek Securities Corporation          Massachusetts     100
                Planweld Holding Limited              United Kingdom    100
                  Nicolet Instrument Limited          United Kingdom    100
                  Planweld Limited                    United Kingdom    100
                     Hilger Analytical Limited        United Kingdom    100
                  Thermo Electron Limited             United Kingdom    100
                Thermo Instrument Systems Japan       Delaware          100
                 Holdings, Inc.
                  Nippon Jarrell-Ash Company, Ltd.    Japan             100
                Thermo Instruments (Canada) Inc.      Canada            100
                  Eberline Instruments (Canada) Ltd.  Canada            100
                  Fisons Instruments Inc.             Canada            100

                                                                        PAGE 3
                         THERMO INSTRUMENT SYSTEMS INC.

                         Subsidiaries of the Registrant


                                                         STATE OR
                                                       JURISDICTION   PERCENT
                          NAME                              OF           OF
                                                      INCORPORATION  OWNERSHIP

                  Unicam Analytical Inc.              Canada            100
                Thermo Optek France S.A.              France            100
                Thermo Optek Holding B.V.             Netherlands       100
                  Baird Europe B.V.                   Netherlands       100
                     Baird France S.A.R.L.            France            100
             Thermo Group B.V.                        Netherlands       100
           Thermo Optek Materials Analysis (S.E.A.)   Singapore         100
            Pte Limited
           VG Systems Limited                         United Kingdom    100
           ThermoSpectra Corporation                  Delaware           77**
           (additionally, 6.23% of the shares are
            owned directly by The Thermo Electron
            Companies Inc.)
             Diametrix Detectors, Inc.                Delaware           50
             Gould Instrument Systems, Inc.           Ohio              100
             Kevex Instruments Inc.                   Delaware          100
             Kevex X-Ray Inc.                         Delaware          100
             Neslab Instruments Europa BV             Netherlands       100
             Neslab Instruments, Inc.                 New Hampshire     100
             Neslab Instruments Limited               England           100
                Nicolet Instrument Technologies Inc.  Wisconsin         100
             NORAN Instruments Inc.                   Wisconsin         100
             Park Scientific Instruments Corporation  California        100
                Park Scientific S.A.                  Switzerland       100
                PSI Virgin Islands Incorporated       U.S. Virgin       100
                                                      Islands
             Sierra Research and Technology, Inc.     Delaware          100
             ThermoSpectra  B.V.                      Netherlands       100
                Nicolet Technologies B.V.             Netherlands       100
                  Bakker Electronics Limited          United Kingdom    100
                NORAN Instruments B.V.                Netherlands       100
             ThermoSpectra GmbH                       Germany           100
                Gould Nicolet Messtechnik GmbH        Germany           100
                  NORAN Instruments GmbH              Germany           100
             ThermoSpectra Limited                    United Kingdom    100
                Nicolet Technologies Ltd.             United Kingdom    100
             Thermo Spectra S.A.                      France            100
                Nicolet Technologies S.A.R.L.         France            100
        Quest-Finnigan Holdings Inc.                  Virginia          100
        Quest-TSP Holdings Inc.                       Delaware          100


                                                                        PAGE 4
                         THERMO INSTRUMENT SYSTEMS INC.

                         Subsidiaries of the Registrant

                                                         STATE OR
                                                       JURISDICTION   PERCENT
                          NAME                              OF           OF
                                                      INCORPORATION  OWNERSHIP

           ThermoQuest Corporation                    Delaware           88**
           (43.9% of which shares are owned
            directly by Quest-Finnigan Holdings
            Inc.)
           (additionally, .12% of the shares are
            owned directly by The Thermo Electron
            Companies Inc.)
             Denley Instruments Limited               England           100
             E-C Apparatus Limited                    England           100
             Finnigan FT/MS Inc.                      Delaware          100
             Finnigan Corporation                     Delaware          100
                Finnigan Instruments, Inc.            New York          100
                Finnigan International Sales, Inc.    California        100
                Finnigan MAT China, Inc.              California        100
                Finnigan MAT (Delaware), Inc.         Delaware          100
                Finnigan MAT Instruments, Inc.        Nevada            100
                Finnigan MAT International Sales,     California        100
                 Inc.
                Finnigan MAT (Nevada), Inc.           Nevada            100
                  Finnigan MAT Canada, Ltd.           Canada            100
                  Finnigan MAT GmbH                   Germany           100
                  Finnigan MAT S.R.L.                 Italy             100
                     Thermo Separation Products       Italy             100
                      S.R.L.
                  Masslab Limited                     United Kingdom    100
                  Thermo Instruments Australia Pty.   Australia         100
                   Limited
                  ThermoQuest Ltd.                    United Kingdom    100
                     Finnigan MAT Ltd.                United Kingdom    100
                       Finnigan MAT AB                Sweden            100
                     Thermo Separation Products Ltd.  United Kingdom    100
                Finnigan Properties, Inc.             California        100
             Forma Scientific, Inc.                   Delaware          100
                Forma Ohio Inc.                       Ohio              100
                International Equipment Company       Delaware          100
                  International Equipment Company     England           100
                   Limited
                Savant Instruments, Inc.              New York          100
             Forma Scientific Limited                 England           100
             Hypersil Inc.                            Delaware          100
             Hypersil Limited                         England           100
             Life Sciences International              Hong Kong         100
             (Hong Kong) Limited
             Life Sciences International, Inc.        Pennsylvania      100

                                                                        PAGE 5
                         THERMO INSTRUMENT SYSTEMS INC.

                         Subsidiaries of the Registrant

                                                         STATE OR
                                                       JURISDICTION   PERCENT
                          NAME                              OF           OF
                                                      INCORPORATION  OWNERSHIP

             Life Sciences International              England           100
             (Europe) Limited
                Life Sciences International           England           100
                 (UK) Limited
                  Kenbury Limited                     England           100
             Savant Instruments Limited               England           100
             ThermoQuest B.V.                         Netherlands       100
                Thermo Separation Products B.V.       Netherlands       100
                  Thermo Separation Products          Belgium           100
                   B.V. B.A.
             ThermoQuest France S.A.                  France            100
                Finnigan Automass S.A.                France            100
                Finnigan MAT S.A.R.L.                 France            100
                Thermo Separation Products S.A.       France            100
             ThermoQuest Italia S.p.A.                Italy             100
             ThermoQuest Spain S.A.                   Spain             100
             ThermoQuest Wissenschaftliche            Austria           100
              Gerate GmbH
             Thermo Separation Products AG            Switzerland       100
             Thermo Separation Products Inc.          Delaware          100
             ThermoQuest GmbH                         Germany           100
                Thermo Separation Products GmbH       Germany           100
             ThermoQuest K.K.                         Japan             100
        RealFlex Systems Inc.                         Texas             100
        SID Instruments Inc.                          Delaware          100
           FI Instruments Inc.                        Delaware          100
           FI S.A.                                    France            100
           Fisons Instruments BV                      Netherlands       100
           Fisons Instruments NV                      Belgium           100
           Fisons Instruments K.K.                    Japan             100
           HB Instruments Inc.                        Delaware          100
           NK Instruments Inc.                        Delaware          100
           Thermo Capillary Electrophoresis Inc.      Delaware          100
           Thermo Haake Ltd.                          United Kingdom    100
           Thermo Haake (U.K.) Limited                United Kingdom    100
           Thermo Instrumentos Cientificos S.A.       Spain             100
        Spectrace Instruments Inc.                    California        100

                                                                        PAGE 6
                         THERMO INSTRUMENT SYSTEMS INC.

                         Subsidiaries of the Registrant

                                                         STATE OR
                                                       JURISDICTION   PERCENT
                          NAME                              OF           OF
                                                      INCORPORATION  OWNERSHIP

        Thermo BioAnalysis Corporation                Delaware           70**
        (4.1% of which shares are owned directly by
          Quest-TSP Holdings Inc. and 1.8% of
           which shares are owned directly by
           Quest-Finnigan Holdings Inc.
        (Additionally, 7.12% of the shares are
           owned directly by The Thermo
           Electron Companies Inc.)
           Denley Instruments Inc.                    North Carolina    100
           Fastighets AB Skrubba                      Sweden            100
           Dynatech Laboratories spol. s.r.o.         Czech Republic    100
           DYNEX Technologies (Asia) Inc.             Delaware          100
           DYNEX Technologies Inc.                    Virginia          100
           Hybaid BV                                  Netherlands       100
           Hybaid Limited                             England           100
           Labsystems Espana SA                       Spain             100
           Labsystems Inc.                            Delaware          100
           Labysystems Japan K.K.                     Japan             100
           Labsystems OY                              Finland           100
             Labsystems (Hong Kong) Limited           Hong Kong          99
             Labsystems BTD                           China              33
             Labsystems LHD                           China              33
             Labsystems Lenpipette                    Russia             95
           Labsystems Pakistan (Private) Ltd          Pakistan           34
           Labsystems Sweden AB                       Sweden            100
           Labsystems (UK) Limited                    England           100
           Life Sciences International(Benelux) B.V.  Netherlands       100
           Thermo BioAnalysis GmbH                    Germany           100
             DYNEX Technologies GmbH                  Germany           100
             Thermo LabSystems Vertriebs GmbH         Germany           100
           Thermo BioAnalysis (Guernsey) Ltd.         Channel           100
                                                      Islands
           Thermo BioAnalysis Holding, Limited        United Kingdom    100
             Affinity Sensors Limited                 United Kingdom    100
             Dynex Technologies Limited               United Kingdom    100
             Thermo BioAnalysis Limited               United Kingdom    100
             Thermo LabSystems Limited                United Kingdom    100
           Thermo BioAnalysis S.A.                    France            100
             Thermo LabSystems S.A.R.L.               France            100
           Thermo LabSystem (Australia) Pty Limited   Australia         100
           Thermo LabSystems Inc.                     Massachusetts     100
        Thermo Environmental Instruments Inc.         California        100

                                                                        PAGE 7
                         THERMO INSTRUMENT SYSTEMS INC.

                         Subsidiaries of the Registrant

                                                         STATE OR
                                                       JURISDICTION   PERCENT
                          NAME                              OF           OF
                                                      INCORPORATION  OWNERSHIP

        Thermo Instruments do Brasil Ltda.            Brazil            100
        (1% of which shares are owned directly
         by Thermo Jarrell Ash Corporation)
        Van Hengel Holding B.V.                       Netherlands       100
           ESM Eberline Instruments Strahlen          Germany           100
         - und Umweltmesstechnik GmbH
           Fisons Instruments Vertriebs GmbH          Germany           100
             Gebruder Haake GmbH                      Germany           100
           Thermo Instrument Systems B.V.             Netherlands       100
             Euroglas B.V.                            Netherlands       100
             Thermo Automation Services  (ThAS) B.V.  Netherlands       100
             This Analytical B.V.                     Netherlands       100
             This Gas Analysis B.V.                   Netherlands
             This Lab Systems B.V.                    Netherlands       100
             This Scientific B.V.                     Netherlands       100
           Thermo Instruments GmbH                    Germany           100
           Thermo Jarrell Ash, S.A.                   Spain             100
        Thermo Vision Corporation                     Delaware           78**
        (additionally, 1.27 % of the shares are
         owned directly by The Thermo Electron
         Companies Inc.)
           CID Technologies Inc.                      New York          100
           Centro Vision Inc.                         Delaware          100
           Hilger Crystals Limited                    United Kingdom    100
           Laser Science, Inc.                        Delaware          100
           Oriel Instruments Corporation              Delaware          100
             Oriel Foreign Sales Corp.                U.S. Virgin       100
                                                      Islands


   * Joint Venture/Partnership                         ** As of 1/3/98
                                                                        PAGE 8